UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 16, 2004


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)


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
                 Massachusetts                              1-7211                          04-2068530
            (State of incorporation)                (Commission File No.)        (IRS Employer Identification No.)

         65 Grove Street, Watertown, MA                     02472                         (617) 926-2500
    (Address of principal executive offices)              (Zip Code)              (Registrant's telephone number,
                                                                                       including area code)
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


Item 7.    Financial Statements and Exhibits
           ---------------------------------

           Exhibit Number    Description
           --------------    -----------

                99 Press Release dated March 16, 2004, reporting the financial results of Ionics, Incorporated for the quarter and year ended December 31, 2003.

Item. 12.  Results of Operations and Financial Condition
           ---------------------------------------------

           On March 16, 2004, Ionics, Incorporated issued a press release reporting its financial results for the quarter and year-ended December 31, 2003. A copy of the Press Release is attached hereto as
           Exhibit 99 and is hereby incorporated by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              IONICS, INCORPORATED

March 16, 2004                By:     /s/Stephen Korn
                                      ----------------------------
                              Name:   Stephen Korn
                              Title:  Vice President and General Counsel


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                                  EXHIBIT INDEX



Number                         Description                          Page Number
------                         -----------                          -----------

 99       Press release dated March 16, 2004, reporting the financial     4
          results of Ionics, Incorporated for the quarter and year ended December 31, 2003.



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                                   EXHIBIT 99

         IONICS REPORTS 2003 RESULTS FOR THE FOURTH QUARTER AND THE YEAR

WATERTOWN, MA, March 16, 2004 . . . Ionics, Incorporated (NYSE-ION) today reported financial results for the quarter and for the year ended December 31, 2003. For the quarter, revenues of $89.0 million were up from $84.1 million for the fourth quarter of 2002. The net loss for the quarter was $18.4 million, compared to net income of $1.7 million for the fourth quarter of 2002, and the loss per share was $1.03 for the quarter, compared to earnings per share of $0.10 for the fourth quarter of 2002.

Revenues for the year were $347.4 million compared to $318.9 million in 2002. The net loss for the year was $44.8 million, or $2.53 per share, compared to net income of $4.8 million, or $0.27 per share, in 2002. Ending backlog on December 31, 2003 was $330.0 million, compared to $377.2 million at the end of 2002.

The results for the quarter included $2.1 million of restructuring and impairment of long-lived asset charges, primarily related to the Company's ongoing restructuring program, as well as a $5.4 million pension curtailment charge related to the decision to cease the accrual of future benefits under the Company's defined benefit plan. Other charges in the quarter include $1.8 million in inventory and other charges primarily related to the restructuring program, $1.4 million in process reengineering expense related to the Company's implementation of new software, $1.8 million in bad debt expense, and a $4.2 million equity loss related to the Company's Toray Membrane America, Inc. ("TMA") affiliate (of which the Company holds a 43% equity interest). The TMA equity loss was primarily related to an asset impairment charge recorded by TMA in the quarter.

Due to the decision to divest the Company's Elite Consumer Products business, which was sold on January 31, 2004, the results for that business have been reflected as discontinued operations. Also included in discontinued operations are the results for the European POU business, which the Company plans to divest. Discontinued operations amounted to a tax-effected loss of $3.6 million for the quarter.

Ionics will host a conference call today, Tuesday, March 16, 2004 at 2:00PM, EST to discuss its fourth quarter and year-end financial results. This conference call will be accessible on the Company's website at http://www.shareholder.com/ion/medialist.cfm. A recorded replay of the conference call will also be accessible on our website for a one-week period. In addition, this press release will also be accessible on our website promptly following its issuance.

About Ionics, Inc.
Ionics is a global leader in water purification and wastewater treatment. The Company has over 50 years of experience in the design, installation, operation and maintenance of water and wastewater treatment systems and is a leading provider of emergency and long-term water treatment services. More membrane-based desalination systems have been designed and built by Ionics than any other supplier worldwide. Ionics is also a leader in supplying zero-liquid-discharge systems, in providing ultrapure water systems for the power and microelectronics industries, and in the measurement and analysis of water impurities. The Company also supplies Point-of-Use and Point-of-Entry water treatment systems for commercial and residential applications. For more information, visit www.ionics.com.

Safe-harbor statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements in this news release involve risk and uncertainty. The statements contained in this release which are not historical facts are forward-looking statements. These forward-looking statements are based on management's current views and assumptions and are neither promises nor guarantees but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from management's current expectations as described in such forward-looking statements, including overall economic and business conditions; competitive factors, such as acceptance of new products, pricing pressures and competition from competitors larger than the Company; risks of nonpayment of accounts receivable, including those from affiliated companies; risks associated with foreign operations; risks associated with the Company's recently announced restructuring program; technological and product development risks; availability of manufacturing capacity; and other factors described in the Company's filings with the Securities and Exchange Commission,

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including its annual report on Form 10-K for the year ended December 31, 2003.
You should not place undue reliance on the forward-looking statements in this press release, and the Company disavows any obligation to update or supplement those statements in the event of any changes in the facts, circumstances, or expectations that underlie those statements.

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                    IONICS REPORTS 2003 RESULTS FOR THE FOURTH QUARTER AND THE YEAR

                               CONSOLIDATED STATEMENTS OF OPERATIONS
                          (Amounts in thousands, except per share amounts)

                                                              Three months ended       Years ended
                                                                 December 31,         December 31,
                                                              --------------------  ------------------
                                                                2003       2002      2003      2002
                                                              ---------- ---------  --------  --------

Revenues:
    Equipment Business Group                                   $ 34,657  $ 41,948   $ 144,043 $ 154,378
    Ultrapure Water Group                                        27,074    27,053     102,600   102,407
    Consumer Water Group                                          5,346     4,523      21,216    22,190
    Instrument Business Group                                     8,136     7,397      29,807    27,741
    Affiliated companies                                         13,823     3,146      49,741    12,168
                                                              ---------- ---------    --------  --------
                                                                 89,036    84,067     347,407    318,884
                                                              ---------- ---------    --------  --------

Costs and expenses:
    Cost of sales of Equipment Business Group                    26,792    30,583     113,779   114,251
    Cost of sales of Ultrapure Water Group                       21,732    20,774      80,159    78,423
    Cost of sales of Consumer Water Group                         2,102     1,849       9,878     9,889
    Cost of sales of Instrument Business Group                    3,167     3,399      12,317    11,719
    Cost of sales to affiliated companies                        12,681     2,671      43,639    10,965
    Research and development                                      1,934     1,630       7,449     6,462
    Selling, general and administrative                          32,477    28,710      99,754    89,078
    Restructuring and impairment of long-lived assets             2,084         -       7,053         -
    Impairment of goodwill                                            -         -      12,731         -
                                                              ---------- ---------    --------  --------
                                                                102,969    89,616     386,759   320,787
                                                              ---------- ---------    --------  --------

(Loss) income from continuing operations                        (13,933)   (5,549)    (39,352)   (1,903)

Interest income, net                                                730       845       2,183     2,239

Equity (loss) income                                             (4,364)    1,047      (7,164)    3,443
                                                              ---------- ---------    --------  --------

(Loss) income from continuing operations before gain on
    sale, income tax and minority interest expense              (17,567)   (3,657)    (44,333)    3,779

Gain on sale of Aqua Cool                                             -     8,160         457     8,160

Income tax benefit (expense)                                      3,097    (2,381)     11,533    (5,466)
                                                              ---------- ---------    --------  --------

(Loss) income from continuing operations before
    minority interest expense                                   (14,470)    2,122     (32,343)    6,473

Minority interest expense                                           291       261         925       969
                                                              ---------- ---------    --------  --------

(Loss) income from continuing operations                        (14,761)    1,861     (33,268)    5,504

Discontinued operations:
    Loss from operations                                         (2,453)     (292)     (9,410)   (1,270)
    Loss on disposal                                             (2,165)        -      (7,667)        -
    Income tax benefit                                              989       120       5,575       558
                                                              ---------- ---------    --------  --------
(Loss) income on discontinued operations, net of tax             (3,629)     (172)    (11,502)     (712)

                                                              ---------- ---------    --------  --------
Net (loss) income                                             $ (18,390)  $ 1,689    $ (44,770)$  4,792
                                                              ========== =========    ========  ========


Basic (loss) earnings per share from continuing operations      $ (0.83)   $ 0.11     $ (1.88)   $ 0.31

Basic (loss) earnings per share from discontinued operations      (0.20)    (0.01)      (0.65)    (0.04)
                                                              ---------- ---------    --------  --------

Basic net (loss) earnings per share                             $ (1.03)   $ 0.10     $ (2.53)   $ 0.27
                                                              ========== =========    ========  ========


Diluted (loss) earnings per share from continuing operations    $ (0.83)   $ 0.11     $ (1.88)   $ 0.31

Diluted (loss) earnings per share from discontinued operations    (0.20)    (0.01)      (0.65)    (0.04)
                                                              ---------- ---------    --------  --------

Diluted net (loss) earnings per share                           $ (1.03)   $ 0.10     $ (2.53)   $ 0.27
                                                              ========== =========    ========  ========


Shares used in basic (loss) earnings per share calculations      17,805    17,554      17,674    17,541
                                                              ========== =========    ========  ========

Shares used in diluted (loss) earnings per share calculations    17,805    17,600      17,674    17,671
                                                              ========== =========    ========  ========

    Backlog                                                                         $ 330,040 $ 377,156
                                                                                      ========  ========

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               IONICS REPORTS 2003 RESULTS FOR THE FOURTH QUARTER AND THE YEAR

                        CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Amounts in thousands)
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                                                                      December 31,   December 31,
                                                                          2003           2002
                                                                      -------------  -------------
Current assets:
     Cash and cash equivalents                                           $ 133,815      $ 136,044
     Restricted cash                                                             -          4,250
     Short-term investments                                                      -            958
     Notes receivable, current                                               6,365          6,662
     Accounts receivable, net                                               87,415         94,841
     Receivables from affiliated companies                                  22,140         23,642
     Inventories                                                            24,716         29,833
     Assets from discontinued operations                                     7,466         18,470
     Other current assets                                                   33,901         26,664
                                                                      -------------  -------------
       Total current assets                                                315,818        341,364

Receivables from affiliated companies, long-term                            20,915         11,740
Notes receivable, long-term, net                                            28,408         24,718
Investments in affiliated companies                                         14,362         18,198
Property, plant and equipment, net                                         171,785        167,456
Other assets                                                                40,689         40,117
                                                                      -------------  -------------
       Total assets                                                      $ 591,977      $ 603,593
                                                                      =============  =============

Current liabilities:
     Notes payable and current portion of long-term debt                   $ 6,276        $ 4,134
     Accounts payable                                                       28,279         36,039
     Billings in advance from affiliated companies                           3,629          4,308
     Liabilities from discontinued operations                                  396            227
     Other current liabilities                                              79,512         69,460
                                                                      -------------  -------------
       Total current liabilities                                           118,092        114,168

Long-term debt and notes payable                                             8,889          9,670
Deferred income taxes                                                       30,979         35,337
Accumulated losses in investments in affiliated companies                    5,068            242
Other liabilities                                                           12,784          6,023
Stockholders' equity                                                       416,165        438,153
                                                                      -------------  -------------
       Total liabilities and stockholders' equity                        $ 591,977      $ 603,593
                                                                      =============  =============

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                                    # # # # #

For more information, contact:

John F. Curtis                                Daniel M. Kuzmak
Vice President,                               Vice President,
Strategy and Operations, Treasurer            Chief Financial Officer
Ionics, Incorporated                          Ionics, Incorporated
Tel: (617) 673-4403                           Tel: (617) 673-4350
jcurtis@ionics.com                            dkuzmak@ionics.com

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